Goodwill	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Goodwill
GOODWILL
At December 31, 2017, the Company had goodwill of $251.9 million (December 31, 2016 - $251.9 million). Goodwill has been assigned to the Canadian operating segment.
Impairment test of goodwill
As a result of the impairment test of goodwill at December 31, 2017 and December 31, 2016, determined based on fair value less costs of disposal, the Company concluded that the estimated recoverable amount exceeded the carrying amount. As such, no goodwill impairment was recorded. The fair value measurement of the recoverable amount of the Canadian operating segment is categorized as Level 3 according to the IFRS 13 fair value hierarchy. Refer to Note 9 - “Property, Plant and Equipment” for a description of the key input estimates and the methodology used in the determination of the estimated recoverable amount related to goodwill.